******************************************************************************
Household Finance Corporation
HRSI Funding, Inc.                                                      Apr-97
Household Private Label Credit Card Master Trust II, Series 1994-1   20-May-97
******************************************************************************
*** Trust Portfolio Activity Summary ***
Performance Ratios (expressed as a percentage of Principal Receivables)
   Payment Rate                                                         8.671%
   Annualized Gross Cash Yield                                         22.546%
   Annualized Default Rate                                              6.103%
   Annualized Portfolio Yield                                          16.443%
Delinquency status of accounts:                             (Gross/Gross)
   30 - 59 days (Del Stat 1) ($)                                 65,464,008.73
   30 - 59 days (Del Stat 1) (%)                                         4.42%
   60 - 89 days (Del Stat 2) ($)                                 32,490,317.61
   60 - 89 days (Del Stat 2) (%)                                         2.19%
   90+ days (Del Stat 3+)($)                                     91,504,792.44
   90+ days (Del Stat 3+)(%)                                             6.17%
        Total ($)                                               189,459,118.78
        Total (%)                                                       12.78%
Collections
   Principal (discount applied)                                  97,332,828.39
   Finance Charge & Fees (discount applied)                      26,378,816.42
   Other                                                                  0.00
   Allocated Recoveries                                             425,971.98
   Total                                                        124,137,616.79
Aggregate Principal Shortfalls for Group 1                                0.00
Adjustment Payments                                                       0.00
Transfer Deposit Amount                                                   0.00
Charge-Off Activity
 Defaulted Receivables                                            7,255,592.32
 Defaulted Receivables Repurchased Pursuant to Article 2.07               0.00
 Defaulted Receivables Repurchased Pursuant to Article 3.03               0.00
 Defaulted Amount                                                 7,255,592.32

*** Reallocated Investor Finance Charge and Administrative Collections *** Reallocated Investor Finance Charge & Administrative Collections 963,252.70
Investor Defaulted Amount                                           301,965.50
Series Adjusted Portfolio Yield                                        13.365%

*** Class A Invested Percentage Allocations ***
Class A Invested Percentage                                         0.0000000%
Fixed Class A Invested Percentage                                  82.0000000%
Class A Monthly Interest (Due) [Section 4.08(a)]                          0.00
Overdue Class A Monthly Interest (Due) [Section 4.08(a)]                  0.00
Class A Additional Interest (Due) [Section 4.08(a)]                       0.00
Overdue Class A Additional Interest (Due) [Section 4.08(a)]               0.00
Class A Investor Default Amount                                           0.00
Allocable Servicing Fee (Due) [Section 3]                            98,958.33
Previously unpaid Allocable Servicing Fee                                 0.00
Class A Required Amount [Section 4.10 (a)]                           98,958.33
Funding of Class A Required Amount:
 From Excess Reallocated FC&A to Pay Req. Amount [Section 4.13(a)]   98,958.33
 From Cash Collateral Account Withdrawls [Section 4.14(b)]                0.00
 From Subordinated Principal Collections [Section 4.15(a)]                0.00
 Total ("Funded Class A Required Amount")                            98,958.33
Class A Invested Percentage of Reallocated FC&A [Section 4.11(a)]         0.00
Amount that constitutes Excess FC&A [Section 4.11(a)(iv)]                 0.00
Funded Class A Required Amount                                       98,958.33
Excess Reallocated FC&A to cover previously unpaid Allocated Servicing Fee
[Section 4                                                                0.00
Total Available for Class A Invested Percentage Allocations          98,958.33
Class A Monthly Interest (Paid)                                           0.00
Overdue Class A Monthly Interest (Paid)                                   0.00
Class A Additional Interest (Paid)                                        0.00
Overdue Class A Additional Interest (Paid)                                0.00
Reimb. of Class A Investor Default Amount (Paid)                          0.00
Allocable Servicing Fee (Paid)                                       98,958.33
Previously unpaid Allocable Servicing Fee (Paid)                          0.00
Class A Interest Shortfall                                                0.00
Class A Additional Interest Shortfall                                     0.00

*** Class B Invested Percentage Allocations ***
Class B Invested Percentage                                        66.6666667%
Fixed Class B Invested Percentage                                   6.0000000%
Class B Monthly Interest (Due) [Section 4.08(b)]                    141,562.50
Overdue Class B Monthly Interest (Due) [Section 4.08(b)]                  0.00
Class B Additional Interest (Due) [Section 4.08(b)]                       0.00
Overdue Class B Additional Interest (Due) [Section 4.08(b)]               0.00
Class B Investor Default Amount                                     201,310.33
Excess current or overdue Class B Monthly Interest, Class B Additional
 Interest or the cumulative Excess Interest                               0.00
Funding of Excess current or overdue Class B Monthly Interest, Class B
 Additional Interest or the cumulative Excess Interest:
 From Excess Reallocated FC&A [Section 4.13(c)]                           0.00
 From Cash Collateral Account Withdrawl [Section 4.14(b)]                 0.00
 From Subordinated Principal Collections allocable to the Collateral Invested
  Amo                                                                     0.00
 Total Funded                                                             0.00
Funding of Class B Investor Default Amount
 From Excess Reallocated FC&A [Section 4.13(d)]                     201,310.33
 From Cash Collateral Account Withdrawl [Section 4.14(b)]                 0.00
 From Subordinated Principal Collections allocable to the Collateral Invested
  Amo                                                                     0.00
 Total Funded                                                       201,310.33
Class B Invested Percentage of Reallocated FC&A [Section 4.11(b)]   642,168.47
Amount that constitutes Excess FC&A [Section 4.11(b)(ii)]           500,605.97
Funded Excess current or overdue Class B Monthly Interest, Class B Additional
Interest or the cumulative Excess Interest:                               0.00
Funded Class B Default Amount                                       201,310.33
Total Available for Class B Floating Allocations                    342,872.83
Class B Monthly Interest (Paid)                                     141,562.50
Overdue Class B Monthly Interest (Paid)                                   0.00
Class B Additional Interest (Paid)                                        0.00
Overdue Class B Additional Interest (Paid)                                0.00
Reimbursement Class B Investor Default Amount (Paid)                201,310.33
Class B Interest Shortfall                                                0.00
Class B Addtional Interest Shortfall                                      0.00

*** Collateral Invested Percentage Allocations ***
Collateral Invested Percentage                                     33.3333333%
Fixed Collateral Invested Percentage                               12.0000000%
Collateral Monthly Interest (Due) [Section 4.08(c)]                  60,605.47
Overdue Collateral Monthly Interest (Due) [Section 4.08(c)]               0.00
Collateral Additional Interest (Due) [Section 4.08(c)]                    0.00
Overdue Collateral Additional Interest (Due) [Section 4.08(c)]            0.00
Collateral Investor Default Amount                                  100,655.17
Collateral Invested % of Reallocated FC&A [Section 4.11(b-1)]       321,084.23
Amount that constitutes Excess FC&A [Section 4.11(b-1)]             321,084.23
From Excess Reallocated FC&A to Fund Collateral Investor Default Amount
 [Section 4.13                                                      100,655.17
Total Available for Collateral Invested Percentage Allocations      100,655.17
Collateral Monthly Interest (Paid)                                   60,605.47
Overdue Collateral Monthly Interest (Paid)                                0.00
Collateral Additional Interest (Paid)                                     0.00
Overdue Collateral Additional Interest (Paid)                             0.00
Reimbursement of Collateral Default Amount (Paid)                   100,655.17
Collateral Interest Shortfall                                             0.00
Collateral Additional Interest Shortfall                                  0.00
Series 1994-1 Monthly Interest
Collateral Rate Cap                                                 6.6875000%
Collateral Monthly Interest (Subject to Collat. Rate Cap)            60,605.47
Series 1994-1 Monthly Interest                                      202,167.97

*** Reimbursement of Shortfalls ***
Excess Reallocated FC&A Collections
 Sources of Excess Reallocated FC&A Collections
  Excess Class A Reallocated FC&A [Section 4.11(a)(iv)]                   0.00
  Excess Class B Reallocated FC&A [Section 4.11(b)(ii)]             500,605.97
  Excess Collateral Interest Reallocated FC&A [Section 4.11(b-1)]   321,084.23
  Total                                                             821,690.20
 Uses of Excess Reallocated FC&A Collections [Section 4.13]
  Allocated to Class A Required Amount [Section 4.13(a)]             98,958.33
  Allocated to reimburse Class A Investor Charge-Offs [Section 4.13(b)] 0.00 Allocated to pay current or overdue Class B Monthly Interest, Class B
   Additional Interest or the Cumulative Excess Int Amt[Section4.1 3(c)] 0.00 Allocated to fund the Class B Investor Default Amt[Section4.13(d)]201,310.33 Allocated to reimburse Class B Invested Amt reductions [Section4.13(e)] 0.00
  Allocated to Collateral Monthly Interest [Section 4.13(f)]         60,605.47
  Allocated to unpaid Allocated Servicing Fee from previous periods [Section
   4.13(g                                                                 0.00
  Allocated to fund the Collateral Default Amount [Section 4.13(h)] 100,655.17 Allocated to reimburse Collateral Inv Amt reductions [Section 4.13(i)] 0.00
  Allocated to the Cash Collateral Account [Section 4.13(j)]              0.00
  Allocated pursuant to the Collateral Agreement [Section 4.13(k)]  360,160.90
 Subordinated Principal Collections [Section 4.15]               25,584,176.91
  Allocated to Class A Required Amount [Section 4.15(a)]                  0.00
  Allocated to pay current or overdue Class B Monthly Interest, Class B
   Additional Interest or the Cumulative Excess Int Amt [Section4.15(b)] 0.00 Allocated to fund the Class B Investor Default Amount [Section 4.15(c)] 0.00

*** Amortization Allocations ***
Accumulation Period Determination
 Required Aggregate Accumulation Amount                                   0.00
 Accumulation Period Amount                                                N/A
 Accumulation Period Length                                                N/A
 Accumulation Period?                                                       NO
Amortization Events
 Three Month Average Series Adjusted Portfolio Yield Test        Not Triggered
 Other Amortization Events                                       Not Triggered
 Transaction Period                                               CONT. AMORT.
 Principal Allocation Percentage                                   52.5704993%
Available Investor Principal Collections
 Investor Principal Collections                                  22,715,386.01
 Subordinated Principal Collections                                       0.00
 Series Allocable Miscellaneous Payments                                  0.00
 Series 1994-1 Excess Principal Collections                       7,863,857.59
 [Subordinated Series Reallocated Principal Collections]                  0.00
 Available Investor Principal Collections                        30,579,243.60
Collateral Principal Collections                                  3,170,756.40
Class A Controlled Amortization Amount                                    0.00
Class A Controlled Distribution Amount                                    0.00
Class A Monthly Principal (Due) [Section 4.09(a)]                         0.00
Class A Monthly Principal (Paid)                                          0.00
Class A Deficit Controlled Amortization Amount                            0.00
Total Available to Pay Class B Monthly Principal                 30,579,243.60
Class B Controlled Amortization Amount                           22,500,000.00
Class B Controlled Distribution Amount                           22,500,000.00
Class B Monthly Principal (Due) [Section 4.09(b)]                22,500,000.00
Class B Monthly Principal (Paid)                                 22,500,000.00
Class B Deficit Controlled Amortization Amount                            0.00
Available Investor Prin. Collecions (after paying A &B)           8,079,243.60

Collateral Monthly Principal (Due) [Section 4.09(c)]             11,250,000.00
Collateral Monthly Principal (Paid)                              11,250,000.00
Series 1994-1 Principal Shortfall                                 7,863,857.59
Trust Excess Principal Collections                                        0.00

*** Funding Accounts ***
Principal Funding Account deposit                                         0.00
Withdraw of Funded Deficit Controlled Amortization Amount                 0.00
Withdraw of Excess (Paid to Seller)                                       0.00
Principal Funding Account Balance                                         0.00
Funded Deficit Controlled Amortization Amount                             0.00
[ Class B Principal Funding Account deposits                     22,500,000.00
 Principal Distributed to Class B Certificateholders             22,500,000.00
 Class B Principal Funding Account Balance                                 N/A
 Class A Interest Payment/Deposit from Collection Account                 0.00
  from Principal Funding Account                                          0.00
  Paid to Class A Certificateholders                                      0.00
  Interest Funding Account Balance                                        0.00
 Class B Interest Payment/Deposit from Collection Account           141,562.50
   from Principal Funding Account                                         0.00
   Paid to Class B Certificateholders                               141,562.50
   Interest Funding Account Balance]                                      0.00
Class A Investor Charge-Offs                                              0.00
Reimbursement of Class A Investor Charge-Offs                             0.00
Cumulative Unreimbursed Class A Investor Charge-Offs                      0.00
Reduction of Class B Invested Amount (Other than Class B ICO)             0.00
Class B Investor Charge-Offs                                              0.00
Reimbursement of Class B Investor Charge-Offs                             0.00
Cumulative Unreimbursed Class B Investor Charge-Offs and Reductions       0.00
Reduction of the Collateral Invested Amount (Other than Collateral CO)    0.00
Collateral Charge-Offs                                                    0.00
Reimbursement of Collateral Invested Amount reductions                    0.00
Cumulative Unreimbursed Collateral Invested Amount Reductions             0.00
Previous month's ending Collateral Invested Amount               11,250,000.00
Current Month's ending Collateral Invested Amount                         0.00
Unpaid current Allocated Servicing Fee                                    0.00
Reimbursement of unpaid Allocated Servicing Fee                           0.00
Cumulative unreimbursed unpaid Allocated Servicing Fee                    0.00
Total Distributions to Class A,B,CIA (prin & int & defaults)     34,254,133.47

*** Receivables Outstanding & Invested Amounts ***
Principal Receivables outstanding [Last Month]                1,426,655,654.14
Average Principal outstanding based upon additional accounts  1,426,655,654.14
Principal Receivables outstanding [End of Month]              1,355,764,271.63
Finance Charge and Administrative Receivables outstanding       126,468,832.21
Class A Invested Amount                                                   0.00
Class B Invested Amount                                                   0.00
Collateral Invested Amount                                                0.00
Invested Amount                                                           0.00
Series Adjusted Invested Amount                                 375,000,000.00
 Revolving or Accumulation Period                               375,000,000.00
 Controlled Amortization  Period                                375,000,000.00
  Seller Specified Numerator                                              0.00
  125% Amount                                                             0.00
  Early Amortization  Period                                               N/A
Series Required Seller Amount                                    37,500,000.00
Required Collateral Amount                                                0.00
Available Collateral Amount                                               0.00
Class A Certificate Balance                                               0.00
Class B Certificate Balance                                               0.00

*** Cash Collateral Account ***
Cash Collateral Account [Section 4.14]
 Begin Balance                                                            0.00
 Deposit of Excess Collections                                            0.00
 Withdrawal Amounts [Section 4.14 (b)]
  For Class A Required Amount                                             0.00
  To reimburse Class A Investor Charge-Offs                               0.00
  To pay current or overdue Class B Monthly Interest, Class B Additional
   Interest or the Cumulative Excess Interest Amount                      0.00
  To fund the Class B Investor Default Amount                             0.00
  To reimburse Class B Invested Amount reductions                         0.00
  Total                                                                   0.00
 Deposit of Collateral Monthly Principal                         11,250,000.00
 Net Available                                                   11,250,000.00
 Required Cash Collateral Amount                                          0.00
 Collateral Surplus                                              11,250,000.00
 Cash Collateral Account Surplus                                 11,250,000.00
 End Balance                                                              0.00
Collateral Surplus (Prime)                                                0.00
Cash Collateral Account Surplus (Prime)                                   0.00
















































******************************************************************************
Household Finance Corporation
HRSI Funding, Inc.
Household Private Label Credit Card Master Trust II, Series 1994-1
******************************************************************************
CLASS  A  CERTIFICATEHOLDER'S  STATEMENT
A. Information Regarding Distributions
   1. Total distribution per $1,000 interest                          0.000000
   2. Principal distribution per $1,000 interest                      0.000000
   3. Interest distribution per $1,000 interest                       0.000000
B. Performance of Trust
   1. Collections of Receivables
   (a) Total Collections                                        124,137,616.79
   (b) Collections of Finance Charge & Admin Receivables         26,804,788.40
   (c) Collections of Principal                                  97,332,828.39
   2. Allocation of Receivables
   (a) Class A Invested Percentage                                  0.0000000%
   (b) Principal Allocation Percentage                             52.5704993%
   3. Class A Principal
   (a) Total Amount Paid / Deposited to Principal Funding Account     0.000000
   (b) Total amount on deposit in Principal Funding Account           0.000000
   4. Delinquent Balances                           (Gross/Gross)
   (a) 30 - 59 days (Del Stat 1) -- ($)                          65,464,008.73
                                    (%)                                  4.42%
   (b) 60 - 89 days (Del Stat 2) -- ($)                          32,490,317.61
                                     (%)                                 2.19%
   (c) 90+ days (Del Stat 3+) -- ($)                             91,504,792.44
                                               (%)                       6.17%
   5. Class A Investor Default Amount                                     0.00
   6. Class A Investor Charge-Offs; Reimbursement of Charge-Offs.
   (a)Class A Investor Charge-Offs, if any, for the Distribution Date(s) with
      respect to the Payment Date                                         0.00
   (b) The amount of Item 6(a) per $1,000 interest                        0.00
   (c) Total reimbursed to Trust in respect of Class A Investor Charge-Offs  0
   (d) The amount of Item 6(c) per $1,000 interest                        0.00
   (e) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount as of the end
      of such Payment Date                                                0.00
   7. Allocable Servicing Fee paid for the Distribution Date(s) with respect
      to the Payment Date                                            98,958.33
   8. Deficit Controlled Amortization Amount for such Payment Date        0.00
C. Class A Pool Factor                                             0.000000000
D. Receivables Balances
   1. Principal Receivables as of close of business on the last day of the
      preceding Due Period                                   1,355,764,271.63
   2. Finance Charge and Administrative Receivables as of the close of business on the last day of the preceding Due Period 126,468,832.21
E. Class B Certificates
   1. Class B Invested Amount as of the end of the Payment Date           0.00
   2. Available Collateral Inv Amt as of the end of the Payment Date      0.00














******************************************************************************
Household Finance Corporation
HRSI Funding, Inc.
Household Private Label Credit Card Master Trust II, Series 1994-1
******************************************************************************
CLASS  B  CERTIFICATEHOLDER'S  STATEMENT
A. Information Regarding Distributions
   1. Total distribution per $1,000 interest                     1,006.2916667
   2. Principal distribution per $1,000 interest                 1,000.0000000
   3. Interest distribution per $1,000 interest                     6.2916667
B. Performance of Trust
   1. Collections of Receivables
   (a) Total Collections                                        124,137,616.79
   (b) Collections of FC&A                                      26,804,788.40
   (c) Collections of Principal                                 97,332,828.39
   2. Allocation of Receivables
   (a) Class B Invested Percentage                                 66.6666667%
   (b) Principal Allocation Percentage                             52.5704993%
   3. Class B Principal
   (a) Total Amount Paid / Deposited to the Principal Funding Account       NA
   (b) Total amount on deposit in Principal  Funding Account                NA
   4. Delinquent Balances                       (Gross/Gross)
   (a) 30 - 59 days (Del Stat 1) -- ($)                          65,464,008.73
                                 (%)                                     4.42%
   (b) 60 - 89 days (Del Stat 2) -- ($)                         32,490,317.61
                                  (%)                                    2.19%
   (c) 90+ days (Del Stat 3+) -- ($)                             91,504,792.44
                                            (%)                          6.17%
   5.Class B Investor Default Amount                                201,310.33
   6.Class B Investor Charge-Offs; Reimbursement of Charge-Offs.
   (a) Class B Investor Charge-Offs and other reductions, if any, for the
      Distribution Date(s) with respect to the Payment Date               0.00
   (b) The amount of Item 6(a) per $1,000 interest                        0.00
   (c) Total reimbursed to Trust in respect of Class B Investor Charge-Offs
      and other reductions                                                0.00
   (d) The amount of Item 6(c) per $1,000 interest                        0.00
   (e) The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested Amount as of the end
      of such Payment Date                                                0.00
   7. Available Cash Collateral Amount
   (a) Available Cash Collateral Amt at close of business on the Pymt Date   0
   (b) Available Cash Collateral Amount as a percent of the Class B Invested
      Amount, each at close of business on the Payment Date              0.00%
   8. Available Collateral Invested Amount                                0.00
   9. Deficit Controlled Amortization Amount for such Payment Date        0.00
C. Class B Pool Factor                                              0.00000000
D. Receivables Balances
   1. Principal Receivables as of close of business on the last day of the
      preceding Due Period                                    1,355,764,271.63
   2. Finance Charge and Administrative Receivables as of the close of business on the last day of the preceding Due Period 126,468,832.21













******************************************************************************
Household Finance Corporation
HRSI Funding, Inc.                                                      Apr-97
Household Private Label Credit Card Master Trust II, Series 1994-2   20-May-97
******************************************************************************
*** Trust Portfolio Activity Summary ***
Performance Ratios (expressed as a percentage of Principal Receivables)
 Payment Rate                                                           8.671%
 Annualized Gross Cash Yield                                           22.546%
 Annualized Default Rate                                                6.103%
 Annualized Portfolio Yield                                            16.443%
Delinquency status of accounts:          (Gross/Gross)
   30 - 59 days (Del Stat 1) ($)                                 65,464,008.73
   30 - 59 days (Del Stat 1) (%)                                         4.42%
   60 - 89 days (Del Stat 2) ($)                                 32,490,317.61
   60 - 89 days (Del Stat 2) (%)                                         2.19%
   90+ days (Del Stat 3+)($)                                     91,504,792.44
   90+ days (Del Stat 3+)(%)                                             6.17%
        Total ($)                                               189,459,118.78
        Total (%)                                                       12.78%
Collections
   Principal (discount applied)                                  97,332,828.39
   Finance Charge (discount applied)                             26,378,816.42
   Other                                                                  0.00
   Allocated Recoveries                                             425,971.98
   Total                                                        124,137,616.79
Aggregate Principal Shortfalls for Group 1                                0.00
Adjustment Payments                                                       0.00
Transfer Deposit Amount                                                   0.00
Charge-Off Activity
 Defaulted Receivables                                            7,255,592.32
 Defaulted Receivables Repurchased Pursuant to Article 2.07               0.00
 Defaulted Receivables Repurchased Pursuant to Article 3.03               0.00
 Defaulted Amount                                                 7,255,592.32

*** Reallocated Investor Finance Charge and Administrative Collections ***
Reallocated Investor Finance Charge and Admin Collections         7,198,022.88
Investor Defaulted Amount                                         1,907,150.55
Series Adjusted Portfolio Yield                                        16.931%

*** Class A Invested Percentage Allocations ***
Class A Invested Percentage                                        82.0000000%
Fixed Class A Invested Percentage                                  82.0000000%
Class A Monthly Interest (Due) [Section 4.08(a)]                  1,998,750.00
Overdue Class A Monthly Interest (Due) [Section 4.08(a)]                  0.00
Class A Additional Interest (Due) [Section 4.08(a)]                       0.00
Overdue Class A Additional Interest (Due) [Section 4.08(a)]               0.00
Class A Investor Default Amount                                   1,563,863.45
Allocable Servicing Fee (Due) [Section 3]                           625,000.00
Previously unpaid Allocable Servicing Fee                                 0.00
Class A Required Amount [Section 4.10 (a)]                                0.00
Funding of Class A Required Amount:
 From Excess Reallocated FC&A to Pay Req. Amount [Section 4.13(a)]        0.00
 From Cash Collateral Account Withdrawls [Section 4.14(b)]                0.00
 From Subordinated Principal Collections [Section 4.15(a)]                0.00
 Total ("Funded Class A Required Amount")                                 0.00
Class A Invested Percentage of Reallocated FC&A [Section 4.11(a)] 5,902,378.76
Amount that constitutes Excess FC&A [Section 4.11(a)(iv)]         1,714,765.31
Funded Class A Required Amount                                            0.00
Excess Reallocated FC&A to cover previously unpaid Allocated Servicing Fee
 [Section 4                                                               0.00
Total Available for Class A Invested Percentage Allocations       4,187,613.45
Class A Monthly Interest (Paid)                                   1,998,750.00
Overdue Class A Monthly Interest (Paid)                                   0.00
Class A Additional Interest (Paid)                                        0.00
Overdue Class A Additional Interest (Paid)                                0.00
Reimb. of Class A Investor Default Amount (Paid)                  1,563,863.45
Allocable Servicing Fee (Paid)                                      625,000.00
Previously unpaid Allocable Servicing Fee (Paid)                          0.00
Class A Interest Shortfall                                                0.00
Class A Additional Interest Shortfall                                     0.00

*** Class B Invested Percentage Allocations ***
Class B Invested Percentage                                         6.0000000%
Fixed Class B Invested Percentage                                   6.0000000%
Class B Monthly Interest (Due) [Section 4.08(b)]                    150,000.00
Overdue Class B Monthly Interest (Due) [Section 4.08(b)]                  0.00
Class B Additional Interest (Due) [Section 4.08(b)]                       0.00
Overdue Class B Additional Interest (Due) [Section 4.08(b)]               0.00
Class B Investor Default Amount                                     114,429.03
Excess current or overdue Class B Monthly Interest, Class B Additional
 Interest or the cumulative Excess Interest                               0.00
Funding of Excess current or overdue Class B Monthly Interest, Class B
 Additional Interest or the cumulative Excess Interest:
  From Excess Reallocated FC&A [Section 4.13(c)]                          0.00
  From Cash Collateral Account Withdrawl [Section 4.14(b)]                0.00
  From Subordinated Principal Collections allocable to the Collateral Invested
   Amo                                                                    0.00
  Total Funded                                                            0.00
Funding of Class B Investor Default Amount
  From Excess Reallocated FC&A [Section 4.13(d)]                    114,429.03
  From Cash Collateral Account Withdrawl [Section 4.14(b)]                0.00
  From Subordinated Principal Collections allocable to the Collateral Invested
   Amo                                                                    0.00
  Total Funded                                                      114,429.03
Class B Invested Percentage of Reallocated FC&A [Section 4.11(b)]   431,881.37
Amount that constitutes Excess FC&A [Section 4.11(b)(ii)]           281,881.37
 Funded Excess current or overdue Class B Monthly Interest, Class B Additional
  Interest or the cumulative Excess Interest:                             0.00
 Funded Class B Default Amount                                      114,429.03
 Total Available for Class B Floating Allocations                   264,429.03
Class B Monthly Interest (Paid)                                     150,000.00
Overdue Class B Monthly Interest (Paid)                                   0.00
Class B Additional Interest (Paid)                                        0.00
Overdue Class B Additional Interest (Paid)                                0.00
Reimbursement Class B Investor Default Amount (Paid)                114,429.03
Class B Interest Shortfall                                                0.00
Class B Addtional Interest Shortfall                                      0.00

*** Collateral Invested Percentage Allocations ***
Collateral Invested Percentage                                     12.0000000%
Fixed Collateral Invested Percentage                               12.0000000%
Collateral Monthly Interest (Due) [Section 4.08(c)]                 242,421.88
Overdue Collateral Monthly Interest (Due) [Section 4.08(c)]               0.00
Collateral Additional Interest (Due) [Section 4.08(c)]                    0.00
Overdue Collateral Additional Interest (Due) [Section 4.08(c)]            0.00
Collateral Investor Default Amount                                  228,858.07
Collateral Invested % of Reallocated FC&A [Section4.11(b-1)]        863,762.75
Amount that constitutes Excess FC&A [Section 4.11(b-1)]             863,762.75
From Excess Reallocated FC&A to Fund Collateral Investor Default Amount
 [Section 4.13                                                      228,858.07
Total Available for Collateral Invested Percentage Allocations      228,858.07
Collateral Monthly Interest (Paid)                                  242,421.88
Overdue Collateral Monthly Interest (Paid)                                0.00
Collateral Additional Interest (Paid)                                     0.00
Overdue Collateral Additional Interest (Paid)                             0.00
Reimbursement of Collateral Default Amount (Paid)                   228,858.07
Collateral Interest Shortfall                                             0.00
Collateral Additional Interest Shortfall                                  0.00
Series 1994-2 Monthly Interest
 Collateral Rate Cap                                                6.6875000%
 Collateral Monthly Interest (Subject to Collat. Rate Cap)          242,421.88
 Series 1994-2 Monthly Interest                                   2,391,171.88

*** Reimbursement of Shortfalls ***
Excess Reallocated FC&A Collections
 Sources of Excess Reallocated FC&A Collections
  Excess Class A Reallocated FC&A [Section 4.11(a)(iv)]           1,714,765.31
  Excess Class B Reallocated FC&A [Section 4.11(b)(ii)]             281,881.37
  Excess Collateral Interest Reallocated FC&A [Section 4.11(b-1)]   863,762.75
  Total                                                           2,860,409.43
 Uses of Excess Reallocated FC&A Collections [Section 4.13]
  Allocated to Class A Required Amount [Section 4.13(a)]                  0.00
  Allocated to reimburse Class A Investor Charge-Offs [Section 4.13(b)] 0.00 Allocated to pay current or overdue Class B Monthly Interest, Class B
   Additional Interest or the Cumulative Excess Interest Amount [Section
   4.13(c)]                                                               0.00
  Allocated to fund the Class B Investor Default Amt[Section4.13(d)]114,429.03 Allocated to reimburse Class B Invested Amt reductions [Section 4.13(e)]0.00
  Allocated to Collateral Monthly Interest [Section 4.13(f)]        242,421.88
  Allocated to unpaid Allocated Servicing Fee from previous periods [Section
   4.13(g                                                                 0.00
  Allocated to fund the Collateral Default Amount [Section 4.13(h)] 228,858.07 Allocated to reimburse Collateral Inv Amt reductions [Section 4.13(i)] 0.00
  Allocated to the Cash Collateral Account [Section 4.13(j)]              0.00
  Allocated pursuant to the Collateral Agreement [Section 4.13(k)]2,274,700.45
Subordinated Principal Collections [Section 4.15]                 4,605,151.84
 Allocated to Class A Required Amount [Section 4.15(a)]                   0.00
 Allocated to pay current or overdue Class B Monthly Interest, Class B
  Additional Interest or the Cumulative Excess Interest Amount [Section
  4.15(b)]                                                                0.00
 Allocated to fund the Class B Investor Default Amt [Section 4.15(c)]     0.00

*** Amortization Allocations ***
Accumulation Period Determination
 Required Aggregate Accumulation Amount                                    N/A
 Accumulation Period Amount                                                N/A
 Accumulation Period Length                                                N/A
 Accumulation Period?                                                       NO
Amortization Events
Three Month Average Series Adjusted Portfolio Yield Test         Not Triggered
Other Amortization Events                                        Not Triggered
Transaction Period                                                   REVOLVING
Principal Allocation Percentage                                    52.5704993%
Available Investor Principal Collections
 Investor Principal Collections                                  24,192,368.16
 Subordinated Principal Collections                                       0.00
 Series Allocable Miscellaneous Payments                                  0.00
  Series 1994-2 Excess Principal Collections                              0.00
     [Subordinated Series Reallocated Principal Collections]              0.00
  Available Investor Principal Collections                       24,192,368.16
Collateral Principal Collections                                  3,298,959.30
Class A Controlled Amortization Amount                                    0.00
Class A Controlled Distribution Amount                                    0.00
Class A Monthly Principal (Due) [Section 4.09(a)]                         0.00
Class A Monthly Principal (Paid)                                          0.00
Class A Deficit Controlled Amortization Amount                            0.00
Total Available to Pay Class B Monthly Principal                 27,491,327.46
Class B Controlled Amortization Amount                                    0.00
Class B Controlled Distribution Amount                                    0.00
Class B Monthly Principal (Due) [Section 4.09(b)]                         0.00
Class B Monthly Principal (Paid)                                          0.00
Class B Deficit Controlled Amortization Amount                            0.00
Available Investor Prin. Collecions (after paying A &B)          24,192,368.16
Collateral Monthly Principal (Due) [Section 4.09(c)]                      0.00
Collateral Monthly Principal (Paid)                                       0.00
Series 1994-2 Principal Shortfall                                         0.00
Trust Excess Principal Collections                               27,491,327.46

*** Funding Accounts ***
Principal Funding Account deposit                                         0.00
Withdraw of Funded Deficit Controlled Amortization Amount                 0.00
Withdraw of Excess (Paid to Seller)                                       0.00
Principal Funding Account Balance                                         0.00
Funded Deficit Controlled Amortization Amount                             0.00
[ Class B Principal Funding Account deposits                              0.00
 Principal Distributed to Class B Certificateholders                      0.00
 Class B Principal Funding Account Balance                                 N/A
 Class A Interest Payment/Deposit
   from Collection Account                                        1,998,750.00
   from Principal Funding Account                                         0.00
   Paid to Class A Certificateholders                             1,998,750.00
   Interest Funding Account Balance                                       0.00
 Class B Interest Payment/Deposit
   from Collection Account                                          150,000.00
   from Principal Funding Account                                         0.00
   Paid to Class B Certificateholders                               150,000.00
   Interest Funding Account Balance]                                      0.00
Class A Investor Charge-Offs                                              0.00
Reimbursement of Class A Investor Charge-Offs                             0.00
Cumulative Unreimbursed Class A Investor Charge-Offs                      0.00
Reduction of Class B Invested Amount (Other than Class B ICO)             0.00
Class B Investor Charge-Offs                                              0.00
Reimbursement of Class B Investor Charge-Offs                             0.00
Cumulative Unreimbursed Class B Investor Charge-Offs and Reductions       0.00
Reduction of the Collateral Invested Amount (Other than Collateral CO)    0.00
Collateral Charge-Offs                                                    0.00
Reimbursement of Collateral Invested Amount reductions                    0.00
Cumulative Unreimbursed Collateral Invested Amount Reductions             0.00
Previous month's ending Collateral Invested Amount               45,000,000.00
Current Month's ending Collateral Invested Amount                45,000,000.00
Unpaid current Allocated Servicing Fee                                    0.00
Reimbursement of unpaid Allocated Servicing Fee                           0.00
Cumulative unreimbursed unpaid Allocated Serving Fee                      0.00
Total Distributions to Class A, B, CIA  (prin & int & defaults)   4,298,322.43

*** Receivables Outstanding & Invested Amounts ***
Principal Receivables outstanding [Last Month]                1,426,655,654.14
Average Principal outstanding based upon additional accounts  1,426,655,654.14
Principal Receivables outstanding [End of Month]              1,355,764,271.63
Finance Charge and Administrative Receivables outstanding       126,468,832.21
Class A Invested Amount                                         307,500,000.00
Class B Invested Amount                                          22,500,000.00
Collateral Invested Amount                                       45,000,000.00
Invested Amount                                                 375,000,000.00
Series Adjusted Invested Amount                                 375,000,000.00
    Revolving or Accumulation Period                            375,000,000.00
    Controlled Amortization  Period                                        N/A
        Seller Specified Numerator                                        0.00
        125% Amount                                                       0.00
    Early Amortization  Period                                             N/A
Series Required Seller Amount                                    37,500,000.00
Required Collateral Amount                                       45,000,000.00
Available Collateral Amount                                      45,000,000.00
Class A Certificate Balance                                     307,500,000.00
Class B Certificate Balance                                      22,500,000.00


*** Cash Collateral Account ***
Cash Collateral Account [Section 4.14]
   Begin Balance                                                          0.00
   Deposit of Excess Collections                                          0.00
   Withdrawal Amounts [Section 4.14 (b)]
    For Class A Required Amount                                           0.00
    To reimburse Class A Investor Charge-Offs                             0.00
    To pay current or overdue Class B Monthly Interest, Class B Additional
     Interest or the Cumulative Excess Interest Amount                    0.00
    To fund the Class B Investor Default Amount                           0.00
    To reimburse Class B Invested Amount reductions                       0.00
      Total                                                               0.00
   Deposit of Collateral Monthly Principal                                0.00
   Net Available                                                          0.00
   Required Cash Collateral Amount                                        0.00
   Collateral Surplus                                                     0.00
   Cash Collateral Account Surplus                                        0.00
   End Balance                                                            0.00
Collateral Surplus (Prime)                                                0.00
Cash Collateral Account Surplus (Prime)                                   0.00











































******************************************************************************
Household Finance Corporation
HRSI Funding, Inc.
Household Private Label Credit Card Master Trust II, Series 1994-2
******************************************************************************
CLASS  A  CERTIFICATEHOLDER'S  STATEMENT
A. Information Regarding Distributions
   1. Total distribution per $1,000 interest                          6.500000
   2. Principal distribution per $1,000 interest                      0.000000
   3. Interest distribution per $1,000 interest                       6.500000
B. Performance of Trust
   1. Collections of Receivables
   (a) Total Collections                                        124,137,616.79
   (b) Collections of Finance Charge & Admin Receivables         26,804,788.40
   (c) Collections of Principal                                  97,332,828.39
   2. Allocation of Receivables
   (a) Class A Invested Percentage                                 82.0000000%
   (b) Principal Allocation Percentage                                     N/A
   3. Class A Principal
   (a) Total Amount Paid / Deposited to Principal Funding Account          N/A
   (b) Total amount on deposit in Principal Funding Account                N/A
   4. Delinquent Balances            (Gross/Gross)
   (a) 30 - 59 days (Del Stat 1) -- ($)                          65,464,008.73
       (%)                                                               4.42%
   (b) 60 - 89 days (Del Stat 2) -- ($)                          32,490,317.61
       (%)                                                               2.19%
   (c) 90+ days (Del Stat 3+) -- ($)                             91,504,792.44
       (%)                                                               6.17%
   5. Class A Investor Default Amount                             1,563,863.45
   6. Class A Investor Charge-Offs; Reimbursement of Charge-Offs.
   (a) Class A Investor Charge-Offs, if any, for the Distribution Date(s) with
      respect to the Payment Date                                    0.000000
   (b) The amount of Item 6(a) per $1,000 interest                    0.000000
   (c) Total reimbursed to Trust in respect of Class A Investor Charge-Offs  0
   (d) The amount of Item 6(c) per $1,000 interest                    0.000000
   (e) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount as of the end
     of such Payment Date                                           0.000000
   7. Allocable Servicing Fee paid for the Distribution Date(s) with respect
       to the Payment Date                                          625,000.00
   8. Deficit Controlled Amortization Amount for such Payment Date        0.00
C. Class A Pool Factor                                              1.00000000
D. Receivables Balances
   1. Principal Receivables as of close of business on the last day of the
      preceding Due Period                                    1,355,764,271.63
   2. Finance Charge and Administrative Receivables as of the close of business on the last day of the preceding Due Period 126,468,832.21
E. Class B Certificates
   1. Class B Invested Amount as of the end of the Payment Date  22,500,000.00
   2. Available Collateral Inv Amt as of the end of the Pymt Date45,000,000.00














******************************************************************************
Household Finance Corporation
HRSI Funding, Inc.
Household Private Label Credit Card Master Trust II, Series 1994-2
******************************************************************************
CLASS  B  CERTIFICATEHOLDER'S  STATEMENT
A. Information Regarding Distributions
   1. Total distribution per $1,000 interest                          6.666667
   2. Principal distribution per $1,000 interest                      0.000000
   3. Interest distribution per $1,000 interest                       6.666667
B. Performance of Trust
   1. Collections of Receivables
   (a) Total Collections                                        124,137,616.79
   (b) Collections of FC&A                                       26,804,788.40
   (c) Collections of Principal                                  97,332,828.39
   2. Allocation of Receivables
   (a) Class B Invested Percentage                                  6.0000000%
   (b) Principal Allocation Percentage                                     N/A
   3. Class B Principal
   (a) Total Amount Paid / Deposited to the Principal Funding Account       NA
   (b) Total amount on deposit in Principal Funding Account                 NA
   4. Delinquent Balances                        (Gross/Gross)
   (a) 30 - 59 days (Del Stat 1) -- ($)                          65,464,008.73
     (%)                                                                 4.42%
   (b) 60 - 89 days (Del Stat 2) -- ($)                          32,490,317.61
      (%)                                                                2.19%
   (c) 90+ days (Del Stat 3+) -- ($)                             91,504,792.44
                (%)                                                      6.17%
   5. Class B Investor Default Amount                               114,429.03
   6. Class B Investor Charge-Offs; Reimbursement of Charge-Offs.
   (a) Class B Investor Charge-Offs and other reductions, if any, for the
       Distribution Date(s) with respect to the Payment Date          0.000000
   (b) The amount of Item 6(a) per $1,000 interest                    0.000000
   (c) Total reimbursed to Trust in respect of Class B Investor Charge-Offs
       and other reductions                                           0.000000
   (d) The amount of Item 6(c) per $1,000 interest                    0.000000
   (e) The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested Amount as of the end
     of such Payment Date                                           0.000000
   7. Available Cash Collateral Amount
   (a) Available Cash Collateral Amount at close of business on the Payment
       Date                                                           0.000000
   (b) Available Cash Collateral Amount as a percent of the Class B Invested
       Amount, each at close of business on the Payment Date             0.00%
   8. Available Collateral Invested Amount                       45,000,000.00
   9. Deficit Controlled Amortization Amount for such Payment Date        0.00
C. Class B Pool Factor                                              1.00000000
D. Receivables Balances
   1. Principal Receivables as of close of business on the last day
      of the preceding Due Period                             1,355,764,271.63
   2. Finance Charge and Administrative Receivables as of the close of business on the last day of the preceding Due Period 126,468,832.21